Exhibit 10.12

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of date set forth on the signature page hereto by and between U.S. Dry Cleaning Services Corporation, a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”) effective as of the date this Agreement is executed by the Company.

This Agreement is made in connection with the issuance of Debentures and Warrants pursuant to that certain Securities Purchase Agreement by and among the Company and the Purchasers dated as of the date hereof (the “Securities Purchase Agreement”).

The Company and the Purchaser hereby agree as follows:

1.             Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement shall have the meanings given such terms in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Effectiveness Date” means (a) with respect to the initial Registration Statement required to be filed under Section 2(a), the earlier of: (i) 9 months following the Plan Effective Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments; (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(b), the earlier of (i) the 120th day following (x) if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows that such additional Registration Statement(s) is required, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments; and (c) with respect to a Registration Statement required to be filed under Section 2(c), the earlier of: (i) the 90th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock, and (ii) the 5th Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Filing Date” means (a) with respect to the initial Registration Statement required to be filed under Section 2(a), the 90th day following the Plan Effective Date; (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(b), the 45th day following (x) if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows that such additional Registration Statement(s) is required; and (c) with respect to a Registration Statement required to be filed under Section 2(c), the 30th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Warrant Shares, (ii) the Conversion Shares, (iii) the Interest Shares and (iv) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Registration Statement” means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b) and 2(c), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

2.             Mandatory Registration.

(a)           On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose).  Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A.  The Company shall cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier of (i) five years after the Registration Effective Date, (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) the date on which the Company receives an opinion from its legal counsel to the effect that Rule 144 is available for the resale of all Registrable Securities without the requirement for the Company to be in compliance with the current public information requirements of Rule 144 and without volume or manner of sale restrictions (the “Effectiveness Period”).

(b)           If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 2(a), or for any other reason any outstanding Registrable Securities are not then covered by an effective Registration Statement, then the Company shall prepare and file by the Filing Date for such Registration Statement, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose).  Each such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A.  The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, by its Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.

(c)           Promptly following any date on which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, the Company shall file a registration statement on Form S-3 covering any outstanding Registrable Securities not then covered by an effective Registration Statement (or a post-effective amendment on Form S-3 to the then effective Registration Statement) and shall cause such Registration Statement to be declared effective as soon as possible thereafter, but in any event prior to the Effectiveness Date therefor. Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A.  The Company shall cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, by its Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.

3.             Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Not less than three trading days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of the “Principal and Selling Security Holders” and “Plan of Distribution” sections of such Registration Statement, if such sections have been revised since the previous filing of such Registration Statement or any amendment or supplement thereto, which sections will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.  The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities included in such Registration Statement shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 2 trading days after the Holders have been so furnished copies of such documents.

(b)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and, upon written request by the Holders of at least 25% of the Registrable Securities included in such Registration Statement, as promptly as reasonably possible provide such Holders with true and complete copies of all material written correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Use its reasonable best efforts to notify the Holders (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible and (if requested by Holders of at least an aggregate of 25% of the Registrable Securities included in a Registration Statement) confirm such notice in writing (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement has been filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall be kept confidential by each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(d)           Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           Furnish to each Holder, without charge, to the extent requested in writing by such Holder, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to such Registration Statement (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f)            Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request in writing in connection with resales by such Holder.  Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

(g)           Prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)           If requested by a selling Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(i)            Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with clauses (ii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 40 trading days (which need not be consecutive days) in any 12 month period.

(j)            Comply with all applicable rules and regulations of the Commission until the end of the Effectiveness Period.

(k)           The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the person who has voting and dispositive control over such shares.  The Company shall have no obligation to keep a Prospectus usable or to give notice that a Prospectus is not usable by a particular Holder, and the Company will have no liability for, to the extent such Prospectus is not usable by such Holder because current information with respect to such Holder is not included therein because such Holder has not provided information to the Company in accordance with Section 3(a) or this Section 3(k).

(l)            Notwithstanding any provision of this Agreement to the contrary, it shall not be a breach or violation of any obligation of the Company hereunder if the Company fails to take any action otherwise required hereunder because, in its reasonable determination, such action would require the Company to disclose material, non-public information that the Company has a bona fide business or legal reason for not disclosing regardless of whether the Company caused such material, non-public information to exist.

4.             Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested in writing by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any trading market as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5.             Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved or was not objected to in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has expressly approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b)           Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless each other Holder, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act, or (y) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or  defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d) or (z) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved or was not objected to in writing by such Holder expressly for use in a Registration Statement (it being understood that each Holder has expressly approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days following written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d)           Contribution.  If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.             Miscellaneous.

(a)           Lock Up.  The Purchaser acknowledges and agrees that the Registrable Securities shall be subject to the terms of a lock-up agreement to be executed by the Purchaser and the Company restricting the ability of the Purchaser to transfer the Registrable Securities for a period of time not to exceed 6 months after the closing of the Subsequent Public Offering.

(b)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(c)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d)           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.

(e)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities.  If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all the Holders and each Holder having the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(f)            Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and shall be given in accordance with Section 5.4 of the Purchase Agreement and shall be deemed effectively given as described in Section 5.4 of the Purchase Agreement.

(g)           Successors and Assigns. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by any Purchaser to any transferee of the Registrable Securities or Debentures held by such Purchaser if (i) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee; (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing to be bound by all of the provisions contained herein; and (iv) the transfer of the relevant Registrable Securities complies with the restrictions set forth in Section 4.1 of the Purchase Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities except in the case of a merger (or similar transaction) in which case the surviving entity shall succeed to the rights and obligations of the Company.  Holders may assign their respective rights hereunder in the manner and to the Persons as set forth in the Purchase Agreement.

(h)           Termination of Registration Rights. The obligations of the Company under this Agreement shall terminate on the sale of the Registrable Securities pursuant to an effective Registration Statement.

(i)            No Inconsistent Agreements.  The Company has not, as of the date hereof, nor shall the Company, during the period beginning on or after the date of this Agreement and ending at the end of the Effectiveness Period, enter into any agreement with respect to its securities without the prior written consent of all of the Holders of the then-outstanding Registrable Securities, that would conflict with the provisions hereof.

(j)            Execution and Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law thereof.

(l)            Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)           Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(o)           Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any Proceeding for such purpose.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date set forth below.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

By:	/S/ ROBERT Y. LEE
Robert Y. Lee, Chief Executive Officer

Dated: September 23, 2011

[SIGNATURE PAGE OF HOLDER FOLLOWS]

[SIGNATURE PAGE OF HOLDER- REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Setal 7, LLC

Signature of Secured Party (or Authorized Signatory if an entity):	/S/ Lester E. Taylor, Jr.

Name of Authorized Signatory (if an entity):	Lester E. Taylor, Jr.

Title of Authorized Signatory (if an entity):	Manager

[SIGNATURE PAGE OF HOLDER- REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Sussman Sales Co., Inc. Benefit Trust

Signature of Secured Party (or Authorized Signatory if an entity):	/S/ Joe Sussman

Name of Authorized Signatory (if an entity):	Joe Sussman

Title of Authorized Signatory (if an entity):	Pension Administrator

[SIGNATURE PAGE OF HOLDER- REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Ameriprise Trust Company as Custodian for Gregory W. Gribben

Signature of Secured Party (or Authorized Signatory if an entity):	/S/ Gregory Gribben

Name of Authorized Signatory (if an entity):	Authorized Person

Title of Authorized Signatory (if an entity):

[SIGNATURE PAGE OF HOLDER- REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Peter M. Farrand

Signature of Secured Party (or Authorized Signatory if an entity):	/S/ Peter Farrand

Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

[SIGNATURE PAGE OF HOLDER- REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Bradley K. Maples

Signature of Secured Party (or Authorized Signatory if an entity):	/S/ Bradley Maples

Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

ANNEX A

Plan of Distribution

The selling security holders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or quoted in private transactions.  These sales may be at prevailing market prices at the time of sale, or at privately negotiated prices.  The selling security holders may use any one or more of the following methods when selling shares of our common stock:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

•                  a combination of any such methods of sale; and

•                  any other method permitted pursuant to applicable law.

The selling security holders may also sell shares of our common stock under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling security holders may not “short sell” (as defined in Rule 200 of Regulation SHO under the Exchange Act) any share of our common stock.

Broker-dealers engaged by the selling security holders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The selling security holders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.  Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act.  Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling security holder.  The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

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The selling security holders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act supplementing or amending the list of selling security holders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling security holders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act supplementing or amending the list of selling security holders to include the pledgee, transferee or other successors in interest as selling security holders under this prospectus.

The selling security holders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock.  We have agreed to indemnify the selling security holders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling security holder.  If we are notified by any selling security holder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus.  If the selling security holders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of our common stock and activities of the selling security holders.

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